Rule 497(e)
File Nos. 333-162249 & 811-09667

Supplement Dated February 22, 2011
To the Prospectus for the

Prestige Series Flexible Premium Variable Universal Life Policy
Dated May 1, 2003

Issued Through

PRESTIGE VARIABLE LIFE ACCOUNT

By

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

This supplement amends certain information contained in your Prestige Series Variable Universal Life Policy prospectus.  Please read this Supplement carefully and retain it for future reference.

On February 15, 2011, the shareholders approved the merger of the Seligman Communications and Information Portfolio into the Seligman Global Technology Portfolio effective at the close of business on March 11, 2011 (“Effective Date”).

Any assets remaining in the Seligman Communications and Information Portfolio on the Effective Date will be transferred to the Seligman Global Technology Portfolio.   As of the Effective Date, any allocation or automatic rebalancer allocations to the Fund will be defaulted to the Seligman Global Technology Portfolio.

Accordingly, all references in the Prospectus to the Seligman Communications and Information Portfolio are hereby deleted.

This Supplement must be accompanied by, or read in conjunction with the
Prospectus dated May 1, 2003.

Please keep this Supplement for future reference.